UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2004

Western Ohio Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24120	31-1403116
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

28 East Main Street, Springfield, Ohio 45501-0509
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 325-4683

Item 5. Other Events.

     On July 22, 2004, Western Ohio Financial Corporation issued a press release announcing second quarter earnings and the declaration of a quarterly dividend payment. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is furnished with this report.

     99.1 Press Release of Western Ohio Financial Corporation, dated July 22, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 22, 2004, Western Ohio Financial Corporation issued a press release announcing second quarter earnings for the quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2004
WESTERN OHIO FINANCIAL CORPORATION

	By:	/s/ John W. Raisbeck

John W. Raisbeck
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release of Western Ohio Financial Corporation, dated July 22, 2004.